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                                                                    EXHIBIT 99.2


                                LITTELFUSE, INC.
                    SUMMARY OF EXECUTIVE OFFICER COMPENSATION

         The compensation of executive officers of Littelfuse, Inc. (the "Company") primarily consists of three variable components: base salary, a potential cash bonus under the Company's annual incentive compensation program, and stock options or other awards under the 1993 Stock Plan for Employees and Directors of Littelfuse, Inc. (the "Stock Plan").

SALARIES

         The base salaries for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and each of the other four most highly compensated executive officers of the Company named below (the "Other Executive Officers"), effective July 1, 2005, are as follows:

                               NAME AND PRINCIPAL POSITIONS                              BASE SALARY

         Gordon Hunter, Chairman of the Board, President and Chief Executive
         Officer                                                                           $525,000

         Philip G. Franklin, Vice President, Operations Support and Chief
         Financial Officer                                                                 $293,500

         David R. Samyn, Vice President and General Manager of the Automotive
         Business Unit                                                                     $247,200

         Elizabeth C. Calhoun, Vice President, Human Resources                             $216,300

         Kenneth R. Audino, Vice President, Organizational Development and Total
         Quality Management                                                                $195,700


ANNUAL INCENTIVE COMPENSATION PROGRAM

         The minimum, target and maximum amounts to be awarded under the annual incentive compensation program for fiscal year 2005 for Mr. Hunter and each of the Other Executive Officers, subject to achievement of financial objectives of the Company and individual performance objectives, are as follows:


                         NAME AND PRINCIPAL POSITIONS                       MINIMUM, TARGET AND MAXIMUM
                                                                          AMOUNTS AS A PERCENTAGE OF BASE
                                                                                      SALARY

         Gordon Hunter, Chairman of the Board, President and Chief
         Executive Officer                                                          0, 50 & 100%

         Philip G. Franklin, Vice President, Operations Support and
         Chief Financial Officer                                                    0, 40 & 80%

         David R. Samyn, Vice President and General Manager of the
         Automotive Business Unit                                                   0, 40 & 80%

         Elizabeth C. Calhoun, Vice President, Human Resources                      0, 40 & 80%

         Kenneth R. Audino, Vice President, Organizational
         Development and Total Quality Management                                   0, 40 & 80%


STOCK PLAN AWARDS

         The annual awards of options to purchase shares of Common Stock of the Company, granted on May 6, 2005, with an exercise price of $27.21 per share, under the Stock Plan to Mr. Hunter and each of the Other Executive Officers are as follows:

                         NAME AND PRINCIPAL POSITIONS                            NUMBER OF SHARES

         Gordon Hunter, Chairman of the Board, President and Chief
         Executive Officer                                                            60,000

         Philip G. Franklin, Vice President, Operations Support and
         Chief Financial Officer                                                      22,000

         David R. Samyn, Vice President and General Manager of the
         Automotive Business Unit                                                     15,000

         Elizabeth C. Calhoun, Vice President, Human Resources                        15,000

         Kenneth R. Audino, Vice President, Organizational
         Development and Total Quality Management                                     15,000




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         The form of Specimen Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is incorporated herein by reference to Exhibit 10.24 to the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 2005 (the "2004 Annual Report").

         On May 6, 2005, the Company also made its annual grant of shares of restricted stock pursuant to Performance Shares Agreements with Mr. Hunter and each of the Other Executive Officers under the Stock Plan as follows:


                         NAME AND PRINCIPAL POSITIONS                            NUMBER OF SHARES

         Gordon Hunter, Chairman of the Board, President and Chief
         Executive Officer                                                             6,000

         Philip G. Franklin, Vice President, Operations Support and
         Chief Financial Officer                                                       5,000

         David R. Samyn, Vice President and General Manager of the
         Automotive Business Unit                                                      5,000

         Elizabeth C. Calhoun, Vice President, Human Resources                         5,000

         Kenneth R. Audino, Vice President, Organizational
         Development and Total Quality Management                                        0


         These restricted share awards are subject to the Company attaining certain financial performance goals relating to return on the net tangible assets and earnings before interest, taxes, depreciation and amortization of the Company during the three-year period ending December 31, 2007. The form of Specimen Performance Shares Agreement pursuant to which such grants were made is incorporated herein by reference to Exhibit 10.23 to the 2004 Annual Report.

OTHER BENEFITS

         Each of the officers named above is eligible to participate in the other employee benefit plans of the Company applicable to executive officers, including the Company's Retirement Plan, as amended, the 401(k) Savings Plan, and the Supplemental Executive Retirement Plan, in accordance with the terms and conditions of such plans. These officers are also parties to Change of Control Employment Agreements that, among other things, entitle them to payments upon severance or upon a change of control of the Company.

         These officers also receive certain personal benefits from the Company, the value of which is expected to be less than $50,000 for each of such officers.



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WHERE MORE INFORMATION CAN BE FOUND

         Each of the plans and agreements mentioned herein or the forms of awards thereunder are discussed further in the Company's Proxy Statement for 2005 Annual Meeting of Stockholders and, other than as to salaries and the Annual Incentive Compensation Program, are filed as exhibits to the Company's 2004 Annual Report.






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